UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2025

Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Prospectus Supplement for Strata Critical Medical, Inc. (f/k/a Blade Air Mobility, Inc.)
On August 29, 2025, Joby Aviation, Inc., (the “Company”) filed a prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”), with the U.S. Securities and Exchange Commission (the “Commission”) relating to the resale of 5,325,585 shares of common stock, $0.0001 par value per share (“common stock”), of the Company that were issued by the Company to the selling stockholder named therein in connection with the Company’s acquisition of the passenger segment and operations of Strata Critical Medical, Inc. (f/k/a Blade Air Mobility, Inc.), Trinity Medical Intermediate II, Inc., and Blade Urban Air Mobility, Inc. The prospectus supplement forms a part of the Company’s Registration Statement on Form S-3 (No. 333-282809), which was originally filed with the Commission on October 24, 2024 (the “Registration Statement”).

A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the issuance of these shares of common stock is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Prospectus Supplement for Toyota Motor Corporation
On August 29, 2025, the Company filed another prospectus supplement pursuant to Rule 424(b) under the Act with the Commission relating to the resale of 49,701,790 shares of common stock of the Company that were issued by the Company to the selling stockholder named therein in connection the closing of the first tranche under the amended restated stock purchase agreement (the “A&R Stock Purchase Agreement”), by and between the Company and Toyota Motor Corporation (“Toyota”), which provides for the issuance and sale by the Company to Toyota in a private placement of up to an aggregate of 99,403,579 shares of common stock, at a purchase price of $5.03 per share, upon the terms and conditions set forth in the A&R Stock Purchase Agreement. The prospectus supplement forms a part of the Company’s Registration Statement.
A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the issuance of these shares of common stock is filed as Exhibit 5.2 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
5.1	Opinion of Latham & Watkins LLP
5.2	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	August 29, 2025	By:	/s/ Rodrigo Brumana
		Name:	Rodrigo Brumana
		Title:	Chief Financial Officer